Exhibit 10(a)

SUTHERLAND ASBILL & BRENNAN LLP]

ELISABETH M. BENTZINGER

DIRECT LINE: 202.383.0717

E-mail: elisabeth.bentzinger@sutherland.com

April 25, 2014

VIA EDGAR

Board of Directors

Protective Life and Annuity Insurance Company

2801 Highway 280 South

Birmingham, Alabama 35223

Re:                             Protective Variable Annuity NY

Post-Effective Amendment No. 6

Directors:

We hereby consent to the reference to our name under the caption “Legal Matters” in the Statement of Additional Information filed as part of Post-Effective Amendment No. 6 to the Registration Statement on Form N-4 (File No. 333-179963) by Protective Life and Annuity Insurance Company and Variable Annuity Account A of Protective Life with the Securities and Exchange Commission.  In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

Very truly yours,

SUTHERLAND ASBILL & BRENNAN LLP

By:	/s/ Elisabeth M. Bentzinger
Elisabeth M. Bentzinger